Accounts Receivable	12 Months Ended
Dec. 31, 2024
Accounts Receivable [Abstract]
ACCOUNTS RECEIVABLE
11.	ACCOUNTS RECEIVABLE

	As of December 31,
	2024	2023
	US$	US$
Commission receivable from insurance brokerage	572	200
Receivable from hotel operations, hospitality and VIP services	1,484	111
Receivable from media and entertainment services	4,973	5,214
	7,029	5,525

The Group allows a credit period of up to 15 days to its commission receivable arising from insurance brokerage business and a credit period of up to 90 days to its accounts receivable arising from media and entertainment services business. The normal settlement terms of accounts receivable from hotel operations, hospitality and VIP services are specific terms mutually agreed between the contracting parties.

The Group seeks to maintain strict control over its outstanding receivables and has a credit control team to minimize credit risk. Overdue balances are reviewed regularly by senior management. The Group does not hold any collateral over its accounts receivable.

As of December 31, 2023 and 2024, included in the Group’s accounts receivable balance were debtors with aggregate carrying amounts of US$2,450 and US$3,634, respectively, which were past due as at the reporting date. As of December 31, 2023 and 2024, out of the past due balances, US$946 and US$1,262, respectively, had been past due 90 days or more. The management assessed that there has been no significant increase in credit risk nor risk of default because of the background of the debtors and historical payment arrangement with these debtors. The Group does not hold any collateral over these balances.